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Exhibit 10.12.1

FIRST AMENDMENT

        THIS FIRST AMENDMENT (this "Amendment") is made and entered into as of November 6, 2003, by and between CA-SHORELINE TECHNOLOGY PARK LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and AEROGEN, INC., a Delaware corporation ("Tenant").

RECITALS

A.
Landlord (as successor by conversion to EOP-Shoreline Technology Park. L.L.C. a Delaware limited liability company), as landlord, and Tenant, as tenant, are parties to that certain Lease Agreement dated as of October 1, 2001 (the "Original Lease"), which Original Lease has been previously amended by that certain letter agreement ("Letter Agreement") dated March 29, 2002 (collectively, the "Lease") pursuant to which Landlord has leased to Tenant certain premises containing approximately 66,096 rentable square feet (the "Premises") comprising the entire building commonly known as Shoreline Technology Park Building 10 and located at 2071 Stierlin Court, Mountain View, California (the "Building").

B.
Tenant and Landlord have mutually agreed to defer a portion of the Base Rent due for the Premises during a 24-month period and to allow Tenant to repay the deferred portion of such Base Rent at a later date, and the parties desire that the Lease be amended to reflect the foregoing, on and subject to the following terms and conditions.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows.

I.
Deferral and Adjustment of Base Rent.

A.
Deferred Base Rent.    Subject to the terms herein, during the period commencing retroactively as of July 1, 2003 (the "Effective Date") and continuing through and including June 30, 2005 {the "Deferral Period") a portion of the Base Rent for the Premises shall be deferred, in the amount of (1) $97,902.44 per month for the period commencing retroactively as of the Effective Date and through and including February 10, 2004 [the total amount of Deferred Base Rent for such period being equal to $719,076.54], (2) $104,346.80 per month for the period commencing as of February 11, 2004 and through and including February 10, 2005 [the total amount of Deferred Base Rent for such period being equal to $1,252,161.60], and (3) $110,956.40 per month for the period commencing as of February 11, 2005 and through and including June 30, 2005 [the total amount of Deferred Base Rent for such period being equal to $515,154.71] (collectively the "Deferred Base Rent"). The total amount of Deferred Base Rent is an amount equal to $2,486,392.85.

B.
Base Rent During Deferral Period.    Except as expressly provided herein, during the Deferral Period, Base Rent, Additional Rent and all other charges under the Lease shall be payable as provided therein, and the total amount of Base Rent due under the Lease shall not be modified and shall remain as stated in the Lease. Notwithstanding the foregoing, in accordance with Landlord's willingness to accept a portion of Base Rent on a deferred basis as described herein (but not a waiver of Tenant's obligation to pay all Base Rent owed by Tenant pursuant to the Lease), Base Rent payable with respect to the Premises shall be paid in the manner set forth in this Section I.B.

(1)
Reduced Base Rent Payment.    Commencing retroactively as of the Effective Date and continuing through and including June 30, 2005, Tenant shall pay to Landlord $100,000.00 per month (the "Reduced Base Rent Payment"), which Reduced Base Rent Payment is equal to a portion of the Base Rent due in accordance with the terms of Section IV.A of the Lease

    (2)
    Letter of Credit.    Commencing as of January 1, 2004 and continuing through and including December 31, 2004 (the "Draw Period"), Landlord shall, on the first day of each calendar month during the Draw Period, draw upon the Letter of Credit, in the amount of $100,000.00 per month (the "Monthly LC Offset") and apply such amount to a portion of the total Deferred Base Rent accrued during the Draw Period, which Deferred Base Rent amount so accrued is equal to $1,243,495.00. At the end of the Draw Period, an amount equal to $43,495.00 shall remain as part of Deferred Base Rent and shall be repaid to Landlord in accordance with the terms of Section I.B(3) below. Tenant shall have no right to any return or reimbursement of the proceeds of the Letter of Credit drawn by Landlord in accordance with this Section 1.B and Tenant hereby expressly waives any claims with respect thereto. The portion of the monthly Deferred Rent due and to be paid from the proceeds of the Letter of Credit during the Draw Period pursuant to this Section I.B(2) is referred to herein as the "Base Rent Differential".

    (3)
    Repayment of Deferred Base Rent.    In addition to all other Rent payable in accordance with the terms of the Lease, as amended hereby, commencing as of July 1, 2005, Tenant shall repay to Landlord as Additional Rent (and in accordance with the terms of this Amendment) the Deferred Base Rent accrued for the period commencing as of July 1, 2003 and continuing through and including June 30, 2005, which total amount of unpaid Deferred Base Rent is equal to $1,286.392.85 [i.e., $2,486,392.85 (the total Deferred Rent) less the total Monthly Offset of $1,200,000.00] Tenant shall repay such Deferred Base Rent in equal monthly installments of $22,108.56 each (a "Repayment Payment) [which Repayment Payment consists of repayment of Deferred Base Rent for the period described above plus interest thereon at a rate of 10% per annum on a cumulative and compounding basis] throughout the remainder of the initial Term until such Deferred Base Rent is repaid in full. In addition to each Repayment Payment, Tenant shall pay all other sums due and payable under the Lease in accordance with the terms of the Lease, as the same may be amended from time to time.
  C.
  Continuance of Lease Payment Obligations and Pre-Payment of the Deferred Base Rent.    During the Deferral Period, only Tenant's payment of Base Rent shall be deferred in accordance with this Section I, and all Additional Rent including Tenants Pro Rata Share of Expenses and Taxes, and all other amounts due under the Lease shall remain due and payable in accordance with the terms of the Lease. Tenant may prepay all or any portion of the Deferred Base Rent at any time and any remaining unpaid installments of the Deferred Base Rent shall be appropriately adjusted to reflect any such prepayment of the Deferred Base Rent by Tenant.

  D.
  Schedule of Base Rent During Deferral Period.    So long as this Amendment is in full force and effect, during the Deferral Period only, the schedule of the total monthly Base Rent payable under the Lease, and the monthly Reduced Base Rent Payment, the monthly Deferred Base Rent and the monthly Base Rent Differential is the following:

Period of Lease Term	Total Monthly Base Rent Payable Under Lease*	Monthly Reduced Base Rent Payment*	Monthly Deferred Base Rent	Monthly Base Rent Differential*	Monthly LC Offset
07/01/03 - 12/31/03	$197,902.44	$100,000.00	$97,902.44	N/A	N/A
01/01/04 - 02/10/04	$197,902.44	$100,000.00	$97,902.44	$97,902.44	$100,000.00
02/11/04 - 12/31/04	$204,346.80	$100,000.00	$104,346.80	$104,346.80	$100,000.00
1/01/05 - 02/10/05	$204,346.80	$100,000.00	$104,346.80	N/A	N/A
02/11/05 - 06/30/05	$210,956.40	$100,000.00	$110,956.40	N/A	N/A

*
Which amounts are in addition to all other Rent payable pursuant to the terms of the Lease, as amended hereby.

E.
Revocation of Rent Deferral Rights.    If (1) Tenant defaults under the terms of Lease, as amended hereby, and fails to cure such default within any applicable cure period under the Lease, as amended hereby, or (2) Landlord is sued for the return of any alleged preferential transfer under either state or federal law relating to any portion of the Base Rent Differential, or the payment of any portion of the Base Rent Differential is avoided as a preferential transfer in any voluntary or involuntary bankruptcy case filed by or against Tenant, or in any assignment for the benefit of creditors made by Tenant, then (a) Tenant's right to defer payment of any of the Deferred Base Rent for any unexpired portion of the Deferral Period shall immediately be deemed revoked, and (b) the entire unpaid balance of the Deferred Base Rent shall immediately be due and payable and, except to the extent required by applicable law, shall not be subject to mitigation or reduction in connection with a reletting of the Premises or any other portion of the Premises by Landlord, and (c) Tenant shall promptly restore the Letter of Credit to the original amount of $1,200,000.00 as set forth under Article VI of the Lease. The payment by Tenant of the Deferred Base Rent in the event of a default shall not limit or affect any of Landlord's other rights, pursuant to the Lease or at law or in equity.

F.
Subletting.    If Tenant subleases any portion of the Premises to any party (the "Subtenant"), the parties agree that, as a condition to Landlord's consent to any such sublease, the Subtenant shall be required to pay directly to Landlord all rent payments due from Subtenant under the sublease. Such sums received by Landlord from the Subtenant, less any sums to which Landlord is directly entitled because they are in excess of the rents otherwise payable by Tenant for the sublet Premises, as described in Section XII.C of the Lease, if any (the "Tenant Sublease Profits") shall be applied by Landlord to the payments owed by Tenant under the Lease, as amended hereby, in the following order (i) to Tenant's obligation to pay Repayment Payments until the total amount of Deferred Base Rent is paid in full to Landlord (even if the Tenant Sublease Profits are received by Landlord prior to July 1, 2005), and then (ii) to Tenant's obligation to pay the Monthly Repayment Amount until the Letter of Credit has been fully restored (even if the Tenant Sublease Profits are received by Landlord prior to July 1, 2005), and then (iii) to increase the Security Deposit held by Landlord pursuant to Article VI of the Lease to an amount not to exceed $2,531,476.80 (the "Increased Deposit Amount"), and then (iv) to Tenant. Notwithstanding the foregoing, nothing contained herein or in the sublease shall release or relieve Tenant from its obligations under the Lease, as amended hereby, including, without limitation, the obligation to timely make all Rent payments due under the Lease. Notwithstanding the foregoing, unless otherwise agreed to in writing, Tenant shall not be obligated to increase the Security Deposit except as provided above with the application of Tenant's Sublease Profits pursuant to the terms and conditions of this Section I.F.

II.
Letter of Credit.

A.
Landlord and Tenant hereby acknowledge and agree that, in accordance with the terms of Article VI of the Lease, Landlord currently holds an Irrevocable Standby Letter of Credit, namely Letter of Credit No SVBO1IS3988 in the amount of $1,200,000.00 (the "Letter of Credit"), which Letter of Credit was issued by Silicon Valley Bank (the "LC Lender"). Tenant hereby acknowledges and agrees that notwithstanding anything to the contrary contained in Article VI of the Lease, commencing as of January 1, 2004 and continuing during the Draw Period, Landlord shall have the right to draw upon the Letter of Credit on a monthly basis and apply the proceeds thereof in accordance with the terms of Section I.B(2) above (and Tenant hereby assigns such proceeds to Landlord); provided that notwithstanding anything to the contrary set forth in Article VI of the Lease, so long as Tenant is not in default under the Lease, as amended hereby, Tenant shall have no obligation to replenish the Letter of Credit during the Deferral Period. Tenant, at its sole cost and expense, shall exercise its reasonable efforts to assist Landlord in its effort to draw upon the Letter of Credit, including, but not limited to, by confirming to the LC Lender that Landlord has the right to draw on the Letter of Credit, and by executing any and all documents required by either Landlord or the LC Lender in connection with any draw request, and taking any other actions necessary to facilitate the draws on the Letter of Credit, including without limitation, amending the Letter of Credit to permit Landlord to make monthly draws on the Letter of Credit in the amount of the Monthly LC Offset amount and otherwise in accordance with this Amendment and to amend the name of the Beneficiary set forth in the Letter of Credit to be "CA-Shoreline Technology Park Limited Partnership, a Delaware limited partnership" (the "LC Amendment"). Tenant shall deliver the LC Amendment to Landlord concurrently with Tenant's execution of this Amendment and delivery of the same to Landlord. Tenant shall have no right to any reimbursement of the proceeds of the Letter of Credit drawn in accordance with this Section II.A at any time and hereby waives any claim with respect thereto. Any costs or fees charged by the LC Lender in connection with the Landlord's draw thereof shall be paid directly by Tenant or, if, at Landlord's option, such costs or fees are paid by Landlord, shall be reimbursed by Tenant to Landlord promptly upon demand by Landlord. Tenant hereby acknowledges and agrees that the amounts being drawn under the Letter of Credit are being drawn pursuant to the terms of the Lease, as amended hereby. If Landlord is unable to draw upon the Letter of Credit in accordance with this Section II for any reason whatsoever, Landlord shall be entitled, at Landlord's option, either (i) to declare Tenant in default under the Lease, as amended hereby, which shall entitle Landlord to exercise all of its remedies thereunder as a result of such default, and all outstanding Deferred Base Rent and any other sums due to Landlord shall be immediately due and payable without notice or opportunity to cure notwithstanding anything to the contrary in the Lease, provided that with respect only to the first such instance following the date hereof in which Landlord is unable to draw on the Letter of Credit, Landlord shall first provide Tenant with an opportunity to cure such default by a cash payment in the amount of the unsatisfied draw remitted to Landlord within 5 business days of written demand therefor from Landlord; or (ii) to demand a cash payment from Tenant in the amount of the unsatisfied draw, which amount shall be payable by Tenant to Landlord within 5 business days of Landlord's request therefore, and Tenant's failure to timely pay such amount shall constitute a default by Tenant under the Lease, as amended hereby, which shall entitle Landlord to exercise all of its remedies thereunder as a result of such default

  B.
  Commencing as of July 1, 2005, in addition to all other Rent payable in accordance with the terms of the Lease, as amended hereby, Tenant shall restore, on a monthly basis, the amount available under the Letter of Credit in the amount of $25,000.00 per month (the "Monthly Repayment Amount") until such time as the amount available under the Letter of Credit is restored to $1,200,000.00, the original amount of the Letter of Credit set forth in the Lease. On the first business day of each calendar month commencing as of July 1, 2005, Tenant shall provide to Landlord, together with Tenant's monthly payment of Rent under the Lease, an amendment or a replacement to the Letter of Credit evidencing that the amount available under the Letter of Credit has been increased by the Monthly Repayment Amount payable for such calendar month. In the alternative, Tenant may provide Landlord with cash, to be held by Landlord in accordance with Article VI of the Lease, equal to the Monthly Repayment Amount required under this Section II.B. The period of time commencing as of July 1, 2005 and continuing until the Letter of Credit is fully restored to its original amount in accordance with the terms hereof is referred to herein as the "Repayment Period", provided that notwithstanding anything to the contrary set forth herein, Tenant shall fully restore the Letter of Credit to its original amount on or prior to June 30, 2007. If Tenant fails timely to furnish any such renewal or replacement of the Letter of Credit in accordance to this Section II.B, or if Tenant fails to restore the Letter of Credit to its original amount during the Repayment Period, such failure shall constitute a default under the Lease, as amended hereby, and in addition to any other rights and remedies of Landlord under the Lease, as amended hereby, Landlord may draw upon the remaining balance of the Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) as a Security Deposit pursuant to the terms of Article VI of the Lease. Any renewal or replacement of the original or any subsequent Letter of Credit shall meet the requirements for the original Letter of Credit as set forth in Article VI of the Lease, except that such replacement or renewal shall be issued by an FDIC insured financial institution satisfactory to the Landlord at the time of the issuance thereof.

III.
Stock Grant.

A.
Concurrently with the execution of this Agreement, Tenant shall issue and deliver to Landlord 300,000 shares of common stock in Tenant (the "Common Stock") with no additional consideration from Landlord (i.e., the promises provided by Landlord in this Amendment are sufficient consideration for the purchase of the Common Stock). As a condition to Tenant's obligation to issue and deliver the Common Stock, Landlord shall execute an investment representation letter in the form attached as Exhibit B.

B.
Tenant agrees to include Landlord as a "selling stockholder" and to include Landlord's Common Stock in the registration statement to be filed with the Securities and Exchange Commission by Tenant on or about October 22, 2003 on behalf of SF Capital Partners, L.P. ("SF Capital") to register shares of Tenant common stock held by SF Capital. The registration of Landlord's Common Stock shall be on the same terms and conditions as the registration of SF Capital's shares of common stock as set forth in Exhibit D attached hereto.

C.
Tenant hereby represents and warrants to Landlord as follows:

(1)
All corporate action on the part of Tenant, its officers, directors and shareholders necessary for the authorization, issuance, sale and delivery of the Common Stock being issued to Landlord hereunder have been taken.

(2)
Neither the execution and delivery of this Amendment nor the performance by Tenant of the transaction contemplated hereby in accordance with the provisions hereof will (a) violate or conflict with any of the provisions of the Amended and Restated Certificate of Incorporation or bylaws of Tenant, or (b) with or without the giving of notice or the lapse of time or both, violate or constitute a default under any mortgage, indenture, deed of trust, lease, contract, agreement, license or other instrument or any order, judgment or ruling of any domestic governmental authority to which Tenant is a party or by which an of its property is bound.

    (3)
    The Common Stock to be issued pursuant to this Amendment will be duly authorized, validly issued, fully paid and non-assessable and will be free of restrictions on transfer other than restrictions on transfer under this Amendment, and applicable state and federal securities laws.

    (4)
    Tenant has filed all reports required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "Exchange Act") for all periods subsequent June 30, 2003 (all of the foregoing being collectively referred to as the "SEC Documents"), and is not presently subject to any review or investigation by the SEC. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC.

    (5)
    Tenant recognizes and acknowledges that Equity Office Properties Trust, a Maryland real estate investment trust ("EOPT") and an affiliate of Landlord, intends to qualify as a "real estate investment trust" for purposes of the Internal Revenue Code and that maintaining such status is of material concern to EOPT and Landlord. Accordingly, Tenant represents and warrants to Landlord that as of the date hereof, the aggregate Common Stock, plus all securities of Tenant held by Landlord or, to the knowledge of Tenant, any affiliate of Landlord (collectively, the "Other Securities"), do not constitute ten percent (10%) or more of either (a) the total voting power or (b) the total value of the current outstanding securities of Tenant. Tenant shall notify Landlord of any redemption, repurchase or other actions taken by Tenant or any other person, which would cause the Tenant Stock plus all Other Securities to constitute ten percent (10%) or more of either (i) the total voting power or (ii) the total value of the outstanding securities of Tenant. For purposes of this provision, the term "securities" (or, in the singular, "security") shall have the meaning used for such term in the Investment Company Act of 1940, as amended and the term "value" shall mean, with respect to securities for which market quotations are readily available, the market value of such securities and, with respect to any other securities, the fair value of such securities.

    (6)
    With a view to making available to the Landlord the benefits of Rule 144 and any other rule or regulations of the SEC that may at any time permit Landlord to sell securities of the Tenant to the public without registration, the Tenant agrees to use commercially reasonable efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Amendment; (b) file with the SEC in a timely manner all reports and other documents required of the Tenant under the Securities Act and the Exchange Act, and (c) furnish to Landlord, so long as the Landlord owns any Common Stock, forthwith upon request (x) a written statement by the Tenant that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Tenant and such other reports and documents so filed by the Tenant, and (z) such other information as may be reasonably requested to avail Landlord of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

    (7)
    Notwithstanding anything to the contrary contained in this Amendment, the Landlord may transfer all or part of the Common Stock without the prior written consent of Tenant, as follows: (a) if the Landlord or any subsequent holder of the Common Stock is a partnership or limited liability company, to a partner (including a limited partner) of such partnership or a member of such limited liability company; (b) to any parent or majority-owned subsidiary of Landlord or any subsequent holder or parent of any subsequent holder or any successor or permitted assignee of Landlord or any subsequent holder or any parent of any subsequent holder; (c) to (x) any taxable RElT subsidiary of EOPT, or (y) Equity Office Properties Management Corp., a Delaware corporation, or any one of its subsidiaries; (d) to the Amended and Restated Equity Office Properties Management Corp. Trust dated as of September 30, 2002, of which Equity Office Properties Management Corp is the sole beneficiary; or (e) to any "affiliate" of Landlord or a subsequent holder (as defined in Rule 12b-2 of the Exchange Act).

    (8)
    The capitalization of Tenant as of the date hereof is as set forth on Exhibit C.

IV.
Permitted Holdover.    Notwithstanding anything to the contrary set forth in the Lease, as amended hereby, in the event that the Lease is terminated by Landlord for any reason, including by operation of Law or as a result of the exercise of Landlord's remedies pursuant to Article XX of the Lease, Landlord hereby agrees that Tenant, or, at Tenant's option subject to the provisions hereof, Medical Industries America, Inc. ("MIA"), shall be permitted to remain in the portion of the Premises comprising approximately 5,000 rentable square feet and currently utilized by Tenant as a manufacturing facility, as depicted on Exhibit A attached hereto (the "Holdover Space") solely for the purpose of continuing manufacturing operations by MIA or by Tenant on behalf of MIA and removing equipment for a period not to exceed 60 days following the date the Lease is terminated (the "Holdover Period"), subject to the terms and conditions set forth below. Tenant may designate MIA to occupy any portion of the Holdover Space for the purposes set forth above, provided that (i) MIA is then a current customer of Tenant and MIA reasonably requires continued operation in the Holdover Space during the Holdover Period to complete and wind down Tenant's operations on behalf of MIA in the Premises; (ii) MIA must comply with all provisions of this Lease, as amended hereby, and a default by MIA shall be deemed a default by Tenant under the Lease; (iii) all notices required of Landlord under this Lease shall be forwarded only to Tenant in accordance with the terms of this Lease and in no event shall Landlord be required to send any notices to MIA; (iv) in no event shall any use or occupancy of any portion of the Holdover Space by MIA release or relieve Tenant from any of its obligations under the Lease; (v) MIA and its employees, contractors and invitees visiting or occupying space in the Holdover Space shall be deemed contractors of Tenant for purposes of Tenant's indemnification obligations under the Lease; and (vi) in no event shall the provisions of this Section IV grant any rights to MIA in and to the Premises, the Holdover Space, the Lease or the provisions of this Amendment, nor shall the occupancy of any portion of the Holdover Space by MIA be deemed to create a landlord/tenant relationship between Landlord and MIA, and, in all instances, Tenant shall be considered the sole tenant under the Lease notwithstanding the occupancy of any portion of the Holdover Space by MIA. Tenant's right to occupy or have MIA occupy the Holdover Space in accordance with this Section shall be subject to the satisfaction of all of the following terms and conditions: (A) Tenant provides written notice to Landlord (the "Holdover Notice") requesting that Tenant or MIA, as designated by Tenant in such Holdover Notice, be permitted to remain in the Holdover Space during the Holdover Period in accordance with this Section IV, which notice must be delivered to Landlord not later than two (2) Business Days prior to the date as of which the Lease is to be terminated and, if MIA is to occupy the Holdover Space during the Holdover

  Period, such Holdover Notice shall contain a representation and warranty by Tenant that the conditions of Clause (i) above have been satisfied, and (B) Tenant's or MIA's occupancy of the Holdover Space during the Holdover Period shall be subject to all of the terms and conditions of the Lease, except that Tenant shall not be required to pay Base Rent or Tenant's Pro Rata Share of Expenses and Taxes during the Holdover Period; provided however, Tenant shall be liable for any other charges payable under the Lease, including any charges for special or after hour services provided to Tenant during the Holdover Period. Upon the expiration or earlier termination of the Holdover Period, Tenant shall surrender the Holdover Space in accordance with the terms of the Lease. Notwithstanding anything to the contrary set forth herein, in the event that Tenant fails to deliver the Holdover Notice to Landlord in accordance with the terms of this Section IV, Tenant shall be deemed to have waived its right to remain in the Holdover Space and shall surrender the Holdover Space as of the termination of the Lease in accordance with the terms of the Lease. If Tenant should holdover in the Holdover Space after expiration or earlier termination of the Holdover Period, any remedies available to Landlord as a consequence of such holdover contained in Article XXV of the Lease or otherwise shall be applicable, but only with respect to the Holdover Space.

V.
Other Pertinent Provisions.    Landlord and Tenant agree that, effective as of the date of this Amendment, the Lease shall be amended in the following additional respects:

A.
Landlord's Address.    The Landlord's address set forth in Section I.L. of the Lease is hereby deleted in its entirety and replaced with the following:
"Landlord
Ca-Shoreline Technology Park Limited Partnership		With a copy to:
1740 Technology Drive, Suite 150		Equity Office
San Jose, California 95110		Two North Riverside Plaza, Suite 2100
Attention:	Property Manager—Shoreline	Chicago, Illinois 60606
	Technology Park	Attention:	Regional Counsel—San Jose Region

    Rent (defined in Section IV.A.) and all other sums payable by Tenant to Landlord pursuant to this Lease shall be payable to the entity and sent to the address as Landlord designates from time to time and shall be made by good and sufficient check or by wire transfer."

  B.
  Deletions.    Article IV (Contingency) of Exhibit E to the Lease is hereby deleted in its entirety.

  C.
  Assignment and Subletting.    Notwithstanding anything to the contrary contained in the Lease, the deduction of the following items from consideration Tenant receives in connection with a Transfer as stated in the first sentence of Section XII.C of the Original Lease: "all brokerage fees, reasonable attorneys' fees incurred in connection with such Transfer, plus the unamortized costs Tenant incurred in connection with the construction of the Initial Alterations (as specified in the initial TI Cost Sheet but specifically excluding all costs and expenses for furniture, trade fixtures and equipment) but in no event shall the amount of such unamortized costs of its initial improvements so recouped by Tenant exceed $5,000,000.00)", shall not occur until after all of the following have occurred to Landlord's satisfaction: (i) the Deferred Rent is paid in full, and (ii) the Letter of Credit is fully replenished as provided in Section II.B above, and, (iii) if subject to Section I.F above, the Security Deposit is increased to the Increased Deposit Amount.

VI.
Miscellaneous.

A.
This Amendment, including Exhibit A (Outline and Location of Holdover Space) attached hereto which is hereby incorporated into and made a part of this Amendment, sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

  B.
  Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

  C.
  In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

  D.
  Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

  E.
  The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

  F.
  Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment Landlord agrees to indemnify and hold Tenant, its trustees, members, principals, beneficiates, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

  G.
  Except to the extent required by any applicable Securities and Exchange Commission requirements, or any applicable Federal or State securities laws or stock exchange regulations (collectively, the "Securities Laws"), Tenant agrees that neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord and, if Tenant is required by the Securities Laws to disclose any information contained in this Amendment, Tenant will give Landlord written notice of such requirement promptly upon Tenant becoming aware of same and in any event prior to making any disclosure pursuant thereto, and Tenant will provide such assistance in seeking a protective order or other appropriate relief as Landlord may reasonably request, provided that such assistance shall be at no out of pocket cost to Tenant. If Landlord is unable to obtain a protective order or other remedy with respect to such disclosure, Tenant (or such other persons to whom such disclosure request or requirement applies) will disclose or otherwise furnish only the information legally required to be disclosed, as advised by legal counsel, and such disclosure shall be made only to the necessary and parties as required by any applicable law.

  H.
  Equity Office Properties Management Corporation ("EOPMC") is an affiliate of Landlord and represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this amendment has been made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord and not as agent for Tenant.

[SIGNATURES ARE ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:
CA-SHORELINE TECHNOLOGY PARK LIMITED PARTNERSHIP, a Delaware limited partnership
By:	EOM GP, L.L.C., a Delaware limited liability company, its general partner
	By:	Equity Office Management, L.L.C., a Delaware limited liability company, its non-member manager
		By:	/s/ JOHN W. PETERSEN
		Name:	John W. Petersen
		Title:	Regional Senior Vice President
TENANT
AEROGEN, INC., a Delaware corporation
By:	/s/ ROBERT S. BREUIL
Name:	Robert S. Breuil
Title:	Chief Financial Officer
33-0488580 Tenant's Tax ID Number (SSN or FEIN)

EXHIBIT A

OUTLINE AND LOCATION OF HOLDOVER SPACE

1

EXHIBIT B

INVESTMENT REPRESENTATION LETTER

Aerogen. Inc.
2071 Stierlin Court
Mountain View, CA 94043-4655

Ladies and Gentlemen:

        The undersigned hereby makes the following certifications and representations with respect to the Three Hundred Thousand (300,000) shares (the "Shares") of Common Stock of Aerogen, Inc., a Delaware corporation (the "Company"), which are being acquired by the undersigned pursuant to the First Amendment dated October     , 2003 but effective as of July 1, 2003 to the Lease Agreement dated as of October 1, 2001.

        The undersigned is an "accredited investor," as that term is defined in Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

        The undersigned represents and warrants that the undersigned is acquiring the Shares solely for the undersigned's account for investment and not with a view to or for sale or distribution of the Shares or any part thereof. The undersigned also represents that the entire legal and beneficial interests of the Shares the undersigned is acquiring is being acquired for, and will be held for, the undersigned's account only.

        The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), on the basis that no distribution or public offering of the Shares is to be effected. The undersigned realizes that the basis for the exemption may not be present if, notwithstanding the undersigned's representations, the undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned has no such intention.

        The undersigned recognizes that the Shares being acquired by the undersigned must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

        The undersigned is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act ("Rule 144") unless certain conditions are met and until the undersigned has held the Shares for at least one year. Among the conditions for use of the Rule is the availability of current information to the public about the Company.

        The undersigned further agrees not to make any disposition of all or any part of the Shares being acquired in any event unless and until:

  1.
  The Shares are transferred pursuant to Rule 144, and the Company shall have received from the undersigned documentation acceptable to the Company that a sale of the Shares has occurred in accordance with all of the provisions of Rule 144; or

  2.
  The Company shall have received a letter secured by the undersigned from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

  3.
  There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

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  4.
  (i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the undersigned shall have furnished the Company with an opinion of counsel for the undersigned to the effect that such disposition will not require registration of such Shares under the Securities Act, and (iii) such opinion of counsel for the undersigned shall have been concurred in by the Company's counsel and the Company shall have advised the undersigned of such concurrence.

The undersigned understands and agrees that all certificates evidencing the Shares to be issued to the undersigned may bear the following legend:

  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

Very truly yours,
CA-SHORELINE TECHNOLOGY PARK LIMITED PARTNERSHIP
By:	EOM GP, L.L.C., a Delaware limited liability company, its general partner
	By:	Equity Office Management, L.L.C., a Delaware limited liability company, its non-member manager
		By:	/s/ JOHN W. PETERSEN
		Name:	John W. Petersen
		Title:	Senior Vice President

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EXHIBIT C

Capitalization of the Tenant

As of September 30, 2003:

A.
Authorized, Issued and Outstanding Capital Stock:    The authorized capital stock of the Tenant is as follows:

1.
95,000,000 authorized shares of common stock, par value $0.001 per share, of which 20,529,898 are issued and outstanding ("Common Stock"), and

2.
0 shares of preferred stock.

B.
Reservations of Shares:    The number of shares of capital stock of the Tenant reserved for issuance is as follows:

1.
5,088,907 shares of Common Stock, reserved for issuance pursuant to the 1994 stock option plan; 1996 stock option plan; 2000 equity incentive plan; and 2000 non-employee directors stock option plan,

2.
2,714,286 shares of Common Stock, reserved for issuance in connection with the potential conversion of a $950,000.10 convertible debenture issued to SF Capital,

3.
1,357,143 shares of Common Stock, reserved for issuance in connection with the potential exercise of a warrant issued to SF Capital,

4.
100,486 shares of Common Stock, reserved for issuance pursuant to the 2000 employee stock purchase plan,

5.
21,667 shares of Common Stock, reserved for issuance pursuant to the outstanding warrants,

C.
Certain Options, Warrants and Other Agreements:    Except as set forth below, the Tenant does not have any outstanding options, warrants, calls, subscriptions or other rights, agreements or commitments which obligate the Tenant to issue, sell or transfer, or repurchase, redeem or otherwise acquire, any shares of capital stock of the Tenant (or any security convertible into or exercisable for such shares), including, without limitation contractual obligations to provide preemptive rights or rights of first refusal.

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EXHIBIT D

Terms of the Registration of Common Stock

        1.    Expenses.    Tenant will pay all expenses associated with the Registration Statement, including up to $5,000 of the fees and disbursements of Bryan Cave LLP as special counsel for SF Capital.

        2.    Indemnification.    Tenant will indemnify and hold harmless Landlord, its directors, officers, agents and employees, each Person who controls the Landlord (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding Landlord furnished in writing to Tenant by Landlord expressly for use therein, or to the extent that such information relates to Landlord or Landlord's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Landlord expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that Landlord has approved Annex A hereto for this purpose) or (2) the use by Landlord of an outdated or defective Prospectus after Tenant has notified Landlord in writing that the Prospectus is outdated or defective and prior to the receipt by Landlord of a written advice that use of the Prospectus may be resumed (an "Advice") or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.

        Landlord will indemnify and hold harmless Tenant, its directors, officers, agents and employees, each Person who controls Tenant (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) Landlord's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding Landlord furnished in writing to Tenant by Landlord expressly for use therein, or to the extent that such information relates to Landlord or Landlord's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Landlord expressly for use in the Registration Statement (it being understood that Landlord has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) the use by Landlord of an outdated or defective Prospectus after Tenant has notified Landlord in writing that the Prospectus is outdated or defective and prior to the receipt by Landlord of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of Landlord be greater in amount

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than the dollar amount of the net proceeds received by Landlord upon the sale of the Registrable Securities giving rise to such indemnification obligation.

        3.    Registration.    The Registration Statement will be on Form S-3 (except if Tenant is not S-3 eligible, in which case the Registration Statement will be on another appropriate form) and shall contain (except if otherwise required by the Commission or directed by SF Capital) the "Plan of Distribution" attached hereto as Annex A. The Tenant shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by a Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k).

        4.    Procedures.    Tenant shall furnish to Landlord, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as Landlord may reasonably request. Prior to any public offering of Registrable Securities, Tenant shall use its best efforts to register or qualify or cooperate with Landlord in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that Tenant shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject Tenant to any material tax in any such jurisdiction where it is not then so subject.

        At any time, upon written notice to Landlord and for a period not to exceed twenty (20) Trading Days thereafter (the "Suspension Period"), Tenant may suspend the use or effectiveness of the Registration Statement (and Landlord hereby agrees not to offer or sell any Registrable Securities pursuant to such Registration Statement during the Suspension Period) if Tenant reasonably believes that it may, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have a material adverse effect upon it, its stockholders, a potentially significant transaction or event involving Tenant, or any negotiations, discussions, or proposals directly relating thereto. In the event that Tenant shall exercise its right to suspend the effectiveness of the Registration Statement, the applicable time period during which the Registration Statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. Tenant may extend the Suspension Period for an additional twenty (20) Trading Days with the consent of SF Capital. If so directed by Tenant, Landlord shall use its commercially reasonable efforts to deliver to Tenant (at Tenant's expense) all copies, other than permanent file copies then in Landlord's possession, of the Prospectus relating to such Registrable Securities current at the time of receipt of such notice.

Annex A
Plan of Distribution

        The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders will act independently of us in making decisions regarding the timing, manner and size of each sale. The Selling Stockholders may use any one or more of the following methods when selling shares:

  •
  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  •
  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

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  •
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  •
  an exchange distribution in accordance with the rules of the applicable exchange;

  •
  privately negotiated transactions;

  •
  short sales;

  •
  broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

  •
  a combination of any such methods of sale; and

  •
  any other method permitted pursuant to applicable law.

        The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

        Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

        The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares or Warrant Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

        Upon the Tenant being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Tenant being notified in writing by a Selling Stockholder that a donee or pledge intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

        The Selling Stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

        The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Because the Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, the Selling Stockholders will be subject to the prospectus delivery requirements of the Securities Act. Each Selling Stockholders has represented and warranted to the

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Tenant that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

        The Tenant is required to pay all fees and expenses incident to the registration of the shares. The Tenant has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

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QuickLinks

  Exhibit 10.12.1
FIRST AMENDMENT
EXHIBIT A OUTLINE AND LOCATION OF HOLDOVER SPACE
EXHIBIT B INVESTMENT REPRESENTATION LETTER
EXHIBIT C Capitalization of the Tenant
EXHIBIT D Terms of the Registration of Common Stock
Annex A Plan of Distribution